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                                                                    Exhibit 23.2
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                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
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     As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated February 2, 1999 included in Open Market, Inc's Form 10-K/A for the year ended December 31, 1998 and to all references to our Firm included in this Registration Statement.

                                    /s/ Arthur Andersen LLP
                                    -----------------------

                                    Arthur Andersen LLP

Boston, Massachusetts
October 21, 1999